UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

StarTek, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy

Materials

STARTEK, INC.

STARTEK, INC.

ATTN: JULIE PIERCE

44 COOK STREET, 4TH FOOR

DENVER, CO  80206

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON  A1A  1A1

1   OF   2

1 2

1 5

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 04, 2010

Date: May 03, 2010              Time: 8:00 AM MDT

Location:     StarTek, Inc.

44 Cook Street,  4th Floor

Denver, CO  80206

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

B A R C O D E

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
# of # Sequence #

0000052865_1     R2.09.05.010

—  Before You  —

Vote

How to Access the Proxy

Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report  2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*         If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2010 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of The Following Voting

Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal  Use

Only

0000052865_2     R2.09.05.010

Voting items

The Board of Directors recommends that you vote FOR the following:

1.              Election of Directors

Nominees

01 Ed Zschau	02 P. Kay Norton	03 Albert C. Yates	04 Harvey A. Wagner	05 A. Laurence Jones

The Board of Directors recommends you vote FOR the following proposal (s):

2                 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.

3                 To approve an amendment to our 2008 Equity Incentive Plan to increase the maximum number of shares available for award under the plan by 800,000 shares of our common stock.

4                 To approve an amendment to our Employee Stock Purchase plan to increase the maximum number of shares available for purchase under the plan by 100,000 shares of our common stock.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000  0000  0000

B RC O E

Broadridge Internal Use Only

xxxxxxxxxx

xxxxxxxxxx

Cusip

Job  #

Envelope  #

Sequence   #

# of # Sequence  #

0000052865_3     R2.09.05.010

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC - 401 K	123,456,789,012.12345

THIS  SPACE  RESERVED FOR  SIGNATURES  IF  APPLICABLE

Broadridge Internal Use Only

Job   #

Envelope  #

Sequence  #

# of # Sequence  #

0000052865_4     R2.09.05.010